Note 5. Property and Equipment	12 Months Ended
Dec. 31, 2016
Property, Plant and Equipment [Abstract]
Note 5. Property and Equipment

NOTE 5. PROPERTY AND EQUIPMENT

At December 31, property and equipment consist of the following:

	December 31,
	2016	2015
Structures and displays	$6,261,516	$4,548,473
Vehicles and equipment	149,803	–
Office furniture and equipment	175,073	2,633
Accumulated depreciation	(1,008,712)	(307,367)

Total Property and Equipment, net	$5,577,680	$4,243,739